SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 25, 2006

Honda Auto Receivables 2006-3 Owner Trust

AMERICAN HONDA RECEIVABLES CORP.
(Exact name of registrant as specified in its charter)
California	333-132320	33-0526079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp. 20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Item 5.  Other Events.

Alston & Bird LLP and McKee Nelson LLP have been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-132320) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of Alston & Bird LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1

Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2

Consent of McKee Nelson LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            American Honda Receivables Corp.

By: /s/ Paul C. Honda____________

Name: Paul C. Honda

Title:   Treasurer

Dated: October 25, 2006

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of Alston & Bird LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1

Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2

Consent of McKee Nelson LLP (included in Exhibit 8.1).